EXHIBIT 23a.
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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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Electronic Associates, Inc.


      As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 14, 1995 in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-42862, and 33-88056.


                                    /s/ Arthur Anderson LLP
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                                    Arthur Anderson LLP

Roseland, New Jersey
April 14, 1995